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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                               ___________________

                         OMRIX BIOPHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                              000-51905 52-2147005
             (Commission File No.) (IRS Employer Identification No.)


630 Fifth Avenue, 22nd Floor, New York, NY                      10111
(Address of principal executive offices)                      (Zip Code)


                                 (212) 887-6500
              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02  Results of Operations and Financial Condition.

     On August 8, 2006, the registrant announced its results of operations for the quarter ended June 30, 2006. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is being furnished, but not filed, pursuant to Item 2.02 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

         (d)      Exhibits.

Exhibit Number                         Description

Exhibit 99.1 Omrix Biopharmaceuticals, Inc.'s press release, dated August 8, 2006, announcing the Company's results of operations for the quarter ended June 30, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Omrix Biopharmaceuticals, Inc.


Date:  August 8, 2006                  By:      /s/ Michael Burshtine
                                               ---------------------------------
                                               Name:     Michael Burshtine
                                               Title:    Senior Vice President
                                                         and Chief Financial
                                                         Officer

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                           Exhibit Index

Exhibit Number                     Description
--------------    -----------------------------------------------------
Exhibit 99.1      Omrix Biopharmaceuticals, Inc.'s press release, dated
                  August 8, 2006, announcing the Company's results of operations for the quarter ended June 30, 2006.